UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

NEW ALTERNATIVES FUND, INC.

(Name of Registrant as Specified in Its Charter)
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NEW ALTERNATIVES FUND, INC.
150 Broadhollow Road
Suite 306
Melville, NY 11747

____________________________________________________

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 18, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS in lieu of an Annual Meeting (the “Meeting”) of New Alternatives Fund, Inc. (the “Fund”) will be held on Friday April 18, 2008 at 10:00 a.m. (Eastern time), at 150 Broadhollow Road, Suite 306, Melville, NY 11747. The Meeting is being held to consider and vote on the following proposals:

Proposal 1:	To elect seven (7) Directors to serve for the ensuing year.

Proposal 2:
To aend the Certificate of Incorporation of the Fund to increase the number of shares of common stock that the Fund is authorized to issue, and to reduce the par value of the Fund’s shares from $1.00 per share to $0.01 per share.

Proposal 3:	To modify the fundamental investment policy concerning investments in other investment companies.

Proposal 4:	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of record of the Fund at the close of business on March 3, 2008 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the proposals referred to above.

Shareholders are cordially invited to attend the Meeting in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-423-8383.

March 10, 2008	By Order of the Board of Directors
Melville, NY
Maurice L. Schoenwald
Secretary

NEW ALTERNATIVES FUND, INC.

PROXY STATEMENT

150 Broadhollow Road
Suite 306
Melville, NY 11747

A SPECIAL MEETING OF SHAREHOLDERS
__________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the New Alternatives Fund, Inc. (the “Fund”). The proxies will be voted at a Special Meeting of Shareholders of the Fund (the “Meeting”) to be held on Friday, April 18, 2008 at 10:00 a.m. (Eastern time), at 150 Broadhollow Road, Suite 306, Melville, NY 11747.

It is expected that this Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first mailed to shareholders on or about March 10, 2008.

The close of business on March 3, 2008 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of the Fund on the Record Date will be entitled to one (1) vote for each full share held. As of the Record Date, the Fund had 5,339,374.750 shares outstanding.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders’ instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the Fund of revocation in writing at the address shown above, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting and voting in person.

The Board of Directors of the Fund unanimously recommends a vote “FOR” the election of all seven (7) nominees for Director of the Fund, “FOR” amendment of the Certificate of Incorporation of the Fund increasing the number of shares of common stock that the Fund is authorized to issue, and “FOR” modification of the fundamental investment policy concerning investments in other investment companies. If no instructions are specified on the proxy, shares will be voted “FOR” Proposals No. 1, No. 2 and No. 3, and according to the best judgment of the proxy holders on all other matters.

The presence in person or by proxy of not less than one-third of the shares entitled to vote on the Record Date constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

If a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies required to be voted against the proposal.

The Board is seeking approval of the election of seven (7) existing Directors of the Fund, the approval of a change to the Fund’s Certificate of Incorporation increasing the number of shares of common stock that the Fund is authorized to issue, and the modification of the fundamental investment policy concerning investments in other investment companies. The election of Directors requires a plurality of the votes cast at the Meeting, in person or by proxy, by the holders of shares entitled to vote in the election. The change to the Fund’s Certificate of Incorporation requires the affirmative vote of a majority of the Fund’s outstanding shares. The approval of a modification of the fundamental investment policy concerning investment in other investment companies requires the affirmative vote of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of a fund’s outstanding voting securities means the vote of the holders of the lesser of (a) 67% of the shares of the fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented, or (b) more than 50% of the outstanding shares.

Abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. Broker “non-votes” will be treated the same as abstentions. In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected. The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted towards the election. In addition, since Proposal No. 2 and Proposal No. 3 each require an affirmative vote, an abstention or broker “non-vote” will have the same effect as casting a vote against a proposal.

A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open for examination by any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours beginning Tuesday, April 8, 2008, at the office of the Fund, 150 Broadhollow Road, Melville, Suite 306, New York, 11747.

The Fund prepares and mails to its shareholders financial reports on a semi-annual basis. You may obtain a copy, without charge, of the Fund’s Annual Report for its fiscal year ended December 31, 2007, by writing to the Fund at the address above or by calling toll-free 1-800-423-8383.

INTRODUCTION

The Fund is a New York corporation. New York Business Corporation Law and the Fund’s by-laws each require that the Fund hold an annual meeting of shareholders for the election of directors and the transaction of other business. Historically, this annual meeting has been held in September of each year. The Fund’s most recent annual meeting of shareholders was held on September 27, 2007.

As discussed in more detail below under Proposal No. 2, the Fund needs to act at this time to increase its number of authorized shares. Due to net sales, the Fund has almost exhausted its number of authorized shares available for sale. If it does not increase this number, it runs the risk of exhausting its authorized shares, and having to cease new sales to existing shareholders and to new shareholder accounts. It will also prevent existing shareholders from reinvesting their dividends and distributions in additional shares of the Fund. New York Business Corporation Law requires that certain changes to a corporation’s Certificate of Incorporation, such as increasing the authorized shares or decreasing the par value of authorized shares, must be submitted for approval by a corporation’s shareholders.

Since the Board needs to hold a special meeting of shareholders now to approve the proposed increase in its number of authorized shares, it decided to also submit the matters typically handled at its annual meeting (e.g., the election of directors) now. By doing so now, the Fund can save the expense of holding two shareholder meetings within one year. The Fund’s by-laws permit the Board to call such annual or special meetings at any time. Accordingly, this special meeting is in lieu of the Fund’s annual meeting. The Fund does not currently intend to hold another annual meeting until 2009.

PROPOSAL NO. 1: To elect seven (7) Directors to serve for the ensuing year.

At the special meeting, shareholders of the Fund will be asked to re-elect each of the seven individuals who currently serve on the Fund’s Board. Each such individual has been nominated for re-election by the Board. If re-elected, each individual will serve until the next annual meeting of shareholders and until their successors are elected and qualified; each such individual has agreed to serve if elected. However, if any nominee should become unavailable for election due to events not currently known or anticipated, the persons named as proxies will vote for such other nominees as the current Board’s Nominating Committee may recommend.

The name, age and address of the Director nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Maurice Schoenwald and David Schoenwald are considered “interested persons” of the Fund, as that term is defined in the 1940 Act (i.e., “Interested Directors”). The remaining Director nominees are considered to be Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (i.e., “Independent Directors”). The persons named as proxies will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy.

DIRECTOR NOMINEES

Name, Address and Birth Date	Position(s) Held with the Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Nominee[2]	Other Directorships Held by Nominee[3]
Interested Director Nominees

Maurice L. Schoenwald* DOB: 3/30/1920	Founder, Director, Chairman of the Board, Vice President and Secretary	1982 to Present	Founder, Secretary and Vice President, Accrued Equities, Inc.**	1	None

David J. Schoenwald* DOB: 9/2/1949	Founder, Director , President, Treasurer and Chief Compliance Officer	1982 to Present	President, Accrued Equities, Inc.**	1	None
Independent Director Nominees

Sharon Reier DOB: 11/21/1946	Director and Vice-Chair of the Board	1982 to Present	Financial Journalist, Business Week & International Herald Tribune; Former Regional Editor, Financial World Magazine; Former Editor with Board Room; Former Contributing Editor, Institutional Investor; Former Staff, Forbes & American Banker.	1	None

Preston V. Pumphrey DOB: 2/25/1935	Director and Audit Committee Chairman	Since 2003 (Director) Since 2003 (Audit Committee)	Retired CEO and Former Owner, Pumphrey Securities, Inc., a registered securities broker/dealer; Former Adjunct Professor of Finance, C.W. Post College; NASD Dispute Resolution Board of Arbitrators (June 2002 to Present); Director, American Red Cross of Nassau County, NY.	1	None

Murray D. Rosenblith DOB: 3/6/1951	Director and Audit Committee Member	Since 2003	Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between non-violence and social change.	1	None

Name, Address and Birth Date	Position(s) Held with the Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Nominee[2]	Other Directorships Held by Nominee[3]
Susan Hickey DOB: 4/4/1952	Director and Audit Committee Member	Since 2005	Accounting Software Developer, Accountants World (formerly Micro Vision Software, Inc.); Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

Jonathan D. Beard DOB: 1/4/1948	Director	Since 2005	Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York- New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

[1]
Each Director holds office until the next annual meeting of shareholders at which Directors are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[2]	Currently, the Fund is the only portfolio offered by New Alternatives Fund, Inc.

[3]
Includes directorships of companies required to report to the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

*
“Interested” person, as defined in section 2(a)(19) of the 1940 Act. Maurice L. Schoenwald is Secretary and minority shareholder of Accrued Equities, Inc., the Fund’s investment adviser. David Schoenwald is majority shareholder and President of Accrued Equities, Inc.

**
The Interested Directors have no present enterprise, employment, position or commercial investment activity excepting to provide service to the Fund. Mr. Maurice Schoenwald is licensed to practice law in New York and Florida and on occasion does pro bono legal work. Mr. David Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

Board of Directors and Committees

The Board of Directors has established an Audit Committee, Executive Committee and Nominating Committee. The full Board met three times during the fiscal year ended December 31, 2007. Each Director attended 75% or more of the respective meetings of the full Board and of any committees of which he/she was a member that were held during the fiscal year ended December 31, 2007. The Independent Directors authorize policy changes, nominate new independent board members, review agreements with the Funds investment adviser and underwriter, review financial information and reports, review shareholder correspondence, review agreements and review performance and ethical compliance.

Audit Committee. The Audit Committee members, all of whom are Independent Directors, include Ms. Hickey, Mr. Pumphrey, serving as Audit Committee Chairman, and Mr. Rosenblith. The Audit Committee generally oversees the Fund’s accounting and financial reporting process and operates pursuant to its adopted Audit Committee Charter. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Fund’s Independent Registered Public Accountant, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accountant, evaluates the adequacy of the Fund’s internal financial and disclosure controls, oversees the audit process and reviews with the Independent Registered Public Accountants the scope and results of the audit of the Fund’s financial statements. The Audit Committee held two formal meetings during the fiscal year ended December 31, 2007. The Audit Committee is responsible for pre-approving all audit and permissible non-audit services to be provided to the Fund by its Independent Registered Public Accounting firm. The Audit Committee has not adopted a policy to approve permissible non-audit services of a certain dollar amount to be provided by an Independent Registered Public Accounting firm. Non-audit fees billed to Accrued Equities, Inc. were $2,887 and $4,812 in 2007 and 2006, respectively.

Nominating Committee. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The current members of the Nominating Committee are the five Independent Directors. The Nominating Committee has not established a formal charter. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would complement the Board’s existing mix of skills and qualifications. The Nominating Committee also considers the candidates reputation for high ethical standards and the ability to contribute to ongoing functions of the Board, including the candidates ability and commitment to attend board meetings and work collaboratively with other members of the Board. A candidate’s interest in the environment and alternate energy will also be considered. The Board of Directors has not established formal policies with respect to shareholder nominations to the Board of Directors. Recommendations for consideration by the Independent Directors should be sent to the Secretary of the Fund in writing together with the appropriate biographical information concerning each such proposed nominee; submissions must be received by the Secretary at the principal executive office of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2007.

Executive Committee. The Executive Committee, consisting of Maurice L. Schoenwald and David Schoenwald, consults with the Directors and manages administrative matters. There is no formal Executive Committee Charter. The Executive Committee did not meet formally during the fiscal year ended December 31, 2007.

Independent Director Compensation

Effective January 1, 2008, each Independent Director receives an annual fee of $3,500. Each member of the Audit Committee receives an additional $500 annual fee and Mr. Pumphrey, the Audit Committee Chairman, receives an additional $500. As Vice-Chair, Ms. Reier receives an additional fee of $1,000. The Independent Directors also receive reimbursement of “coach” travel expenses for travel in excess of 500 miles to attend Board Meetings. The Interested Directors and officers of the Fund do not receive compensation from the Fund for their services. Interested Directors of the Fund are paid for their services by the Adviser. The Independent Directors who received reimbursement of travel expenses in 2007 were Ms. Reier and Mr. Beard.

The table below shows, for each Director entitled to receive compensation from the Fund, the compensation earned from the Fund for the fiscal year ended December 31, 2007.

Independent Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund

Sharon Reier	$3,147	0	0	$3,147
Preston V. Pumphrey	$3,000	0	0	$3,000
Murray D. Rosenblith	$3,000	0	0	$3,000
Susan Hickey	$3,000	0	0	$3,000
Jonathan D. Beard	$2,793	0	0	$2,793

Director Ownership of Fund Shares

The following table shows the dollar range of equity securities beneficially owned in the Fund by each Director as of the Record Date:

Independent Directors
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Sharon Reier	$10,001 to $50,000	N/A
Preston V. Pumphrey	$10,001 to $50,000	N/A
Murray D. Rosenblith	$10,001 to $50,000	N/A
Susan Hickey	$1 to $10,000	N/A
Jonathan D. Beard	$50,001 to $100,000	N/A
Maurice L. Schoenwald	Over $100,000	N/A
David J. Schoenwald	Over $100,000	N/A

Interested Directors
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Maurice L. Schoenwald	Over $100,000	N/A
David J. Schoenwald	Over $100,000	N/A

As of December 31, 2007, none of the Directors, other than Maurice and David Schoenwald, nor any of their immediate family members, owned beneficially or of record, any securities in Accrued Equities, Inc., or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Accrued Equities, Inc. The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund as of the Record Date.

The Board recommends that you vote “FOR” the election of each Director nominee.

PROPOSAL NO. 2: To amend the Certificate of Incorporation of the Fund to increase the number of shares of common stock that the Fund is authorized to issue, and to reduce the par value of the Fund’s shares from $1.00 per share to $0.01 per share

The Fund is currently organized as a corporation under the New York Business Corporation Law. Currently, the Fund’s Certificate of Incorporation (“Certificate”) permits the Fund to issue up to 8,000,000 shares. As of March 3, 2008, the Fund had issued 5,339,374.750 shares. At its meeting held on January 11, 2008, the Board unanimously approved, subject to the approval of the Fund’s shareholders, a change in the Fund’s Certificate of Incorporation authorizing an increase in the number of shares that the Fund is permitted to issue to 40,000,000 shares. This action was taken by the Board in order to ensure the continued availability of Fund shares to both current and prospective shareholders of the Fund.

Additionally, and in connection with the Board’s decision to amend, subject to shareholder approval, the Fund’s Certificate of Incorporation to authorize additional shares of the Fund, the Board also unanimously approved an amendment to the Fund’s Certificate of Incorporation to reduce the par value of the Fund’s shares and to submit such amendment to the Fund’s shareholders with the Board’s recommendation that it be approved.

Under New York law, the par value of shares determines the amount of a corporation’s stated capital. Stated capital has little meaning for investment companies such as the Fund. When the Fund increases its authorized shares, however, it is required to pay a tax based on a percentage of the par value of those additional shares. The Board therefore recommends that the par value of the shares of the Fund be reduced in order to save the Fund some expense in connection with the proposed increase in authorized shares.

Specifically, and if this Proposal No. 2 is approved by the Fund’s shareholders, the fourth paragraph of the Certificate would be amended, pursuant to Section 801(b)(7) of the New York Business Corporation Law to read as follows:

(4) The aggregate number of shares which the Corporation shall have the authority to issue is 40,000,000 shares of ONE PENNY ($0.01) par value stock.

The text of the amendment to the Certificate increasing the number of authorized shares of common stock of the Corporation is set forth in Appendix A to this proxy statement. If this Proposal No. 2 is approved by the Fund’s shareholders, the Fund’s officers will be authorized to file an amended certificate with the Secretary of State of the State of New York, subject to modification to include such changes as may be requested by the office of the Secretary of the State of New York, and as the Board and the Fund’s officers, with the advice of counsel, deems necessary or advisable to promote the purpose of the amendment.

The additional shares of common stock for which authorization is sought herein would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. In considering this matter, shareholders should be aware that, because the Fund’s shares are offered at the net asset value per share next computed following receipt of any purchase order, the proposed increase in the number of shares the Fund is authorized to issue will not result in dilution of the interests of existing shareholders in the Fund.

The Board unanimously recommends that you vote “FOR” the proposal to amend the Certificate of Incorporation of the Fund to increase the number of shares of common stock that the Fund is authorized to issue, and to reduce the par value of the Fund’s shares from $1.00 per share to $0.01 per share.

PROPOSAL NO. 3: To modify the Fund’s fundamental investment policy concerning investments in other investment companies.

Certain investment limitations of the Fund are matters of fundamental policy and may not be changed without the approval of its shareholders. Accrued Equities, Inc., the Fund’s investment adviser (the “Adviser”), has recommended to the Board that one fundamental investment limitation involving the Fund’s ability to invest in other investment companies be amended as shown below. Except as specifically noted below, this change does not reflect a change in the investment policies or techniques of the Fund.

Among the investment restrictions adopted by the Fund is a fundamental policy that prohibits the purchase of securities issued by any other investment company except as part of a merger, consolidation or other reorganization. This policy is, however, more restrictive than the restriction imposed by the 1940 Act. Under Section 12(d)(1) of the 1940 Act, investment companies such as the Fund may not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such investment company’s total outstanding voting securities, securities issued by such other investment company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets.

The Board has approved, subject to the approval of the Fund’s shareholders, a change in the Fund’s fundamental policy relating to investments in other investment companies. The change would permit the Fund to invest in other money market mutual funds which invest primarily in U.S. government securities. The Fund’s ability to invest in other money market mutual funds would be subject to the limits set by Section 12(d)(1) of the 1940 Act. If shareholders approve this Proposal No. 3, the Fund’s fundamental policy with respect to investments in other investment companies would read as follows: “The Fund may not purchase securities of any other investment company, except as part of a merger, consolidation or other reorganization; except that, the Fund may purchase shares of money market funds which invest primarily in U.S. government securities and repurchase agreements collateralized by U.S. government securities.” A corresponding change would be made to Article VII of the Fund’s by-laws, which contain a list of the Fund’s fundamental policies. The text of this change is set forth in Appendix B to this proxy statement.

The primary purpose of the proposed change is to afford the Adviser more flexibility in investing cash balances held by the Fund pending investment. Currently, the Adviser has limited such investments to direct holdings of U.S. Treasury securities. In the Adviser’s judgment, however, it may under certain circumstances be advantageous for the Fund to invest in money market mutual funds that limit their investments to U. S. government securities. The Fund’s existing policy, however, does not permit the Fund to invest in money market mutual funds at all.

In considering this matter, investors should be aware that investments in other investment companies may subject the Fund to additional operating expenses. The Board believes, however, that the increased flexibility that the proposed change will afford the Fund--both in terms of short-term investments and in responding to changing conditions in the alternative energy sector in which the Fund concentrates its investments, as well as changes in the broader securities markets--outweigh these risks.

The Board unanimously recommends that you vote “FOR” removal of the fundamental investment policy concerning investment in other investment companies.

PROPOSAL NO. 4: Other Matters

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Fund.

OTHER INFORMATION

Information Concerning the Fund’s Registered Independent Certified Public Accounting Firm

The Directors of the Fund have selected the firm of Briggs, Bunting & Dougherty, LLP (“Briggs Bunting”), a registered independent certified public accounting firm, to examine the financial statements of the Fund for the fiscal year ending December 31, 2008. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

Briggs Bunting’s selection as registered independent certified public accounting firm is not being submitted to the shareholders at this Meeting for ratification because such ratification is not required. Rule 32a-4 under the 1940 Act exempts the Fund from such ratification; provided that, the Fund has an Audit Committee composed solely of Independent Directors that has responsibility for overseeing the Fund’s accounting and auditing process, and the Fund adopts and maintains an Audit Committee Charter.

Briggs Bunting will perform an annual audit of the Fund’s financial statements and provide other accounting and tax services to the Fund for the fiscal year ending December 31, 2008. It is expected that representatives of Briggs Bunting will be available at the meeting by telephone and will have the opportunity to make a statement if they desire to do so; they will also be available to respond to appropriate questions.

Change in Registered Independent Certified Public Accounting Firm

The Fund’s former registered independent certified public accounting firm, Joseph A. Don Angelo, CPA, informed the Audit Committee and the Board that he did not wish to be engaged as the Fund’s registered independent certified public accounting firm for the fiscal year ending December 31, 2007. On January 22, 2007, the Audit Committee approved Briggs Bunting to act as the Fund’s registered independent certified public accounting firm for the fiscal year ending December 31, 2007. Upon recommendation of the Audit Committee, the selection of Briggs Bunting was ratified by a majority of the Independent Directors at the Board meeting held on January 22, 2007. In addition, Briggs Bunting’s appointment was ratified by the shareholders at its annual meeting held on September 27, 2007.

Mr. Don Angelo served as the Fund’s registered independent certified public accounting firm until his resignation at the completion of the December 31, 2006 audit. Effective July 1, 2007, Mr. Don Angelo serves as the Fund’s Chief Compliance Officer. Mr. Don Angelo reports that the financial statements for the two years immediately preceding his resignation contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding Mr. Don Angelo’s resignation, there were no disagreements with such accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Mr. Don Angelo is expected to attend the Meeting in his capacity as Chief Compliance Officer of the Fund, and will have the opportunity to make a statement and to respond to appropriate questions.

Set forth below are the fees billed to the Fund by Briggs Bunting and Mr. Don Angelo for professional services rendered to the Fund for fiscal years ending December 31, 2007 and December 31, 2006.

Audit Fees. Aggregate fees billed by Briggs Bunting for professional services rendered for auditing the Fund’s financial statements for the fiscal year ended December 31, 2007 were $18,000. Aggregate fees billed by Mr. Don Angelo for professional services rendered for auditing the Fund’s financial statements for the fiscal year ended December 31, 2006 were $43,433.

Audit-Related Fees. The Fund did not pay any audit-related fees for the fiscal years ending December 31, 2007 and December 31, 2006 that are not reported above.

Tax Fees. The Fund did not pay any fees to Briggs Bunting for tax services for the fiscal year ended December 31, 2007. Aggregate fees by Mr. DonAngelo for tax services rendered for the Fund for fiscal year ended December 31, 2006 were $1,550.

All Other Fees. For the fiscal year ended December 31, 2007, Briggs Bunting did not bill the Fund for any other products and services other than the services reported above. For the fiscal year ended December 31, 2006, Mr. Don Angelo did not bill the Fund for any other products and services other than the services reported above.

Report of the Audit Committee. The Fund’s Audit Committee Charter requires that annually the Audit Committee prepare and file a statement for inclusion in the Fund’s proxy materials. The Audit Committee has reviewed and discussed the audited financial statements for 2007 with management. Additionally, the Audit Committee has reviewed with the independent auditors for the Fund those matters which are required to be discussed by SAS 61. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has reviewed the independent auditors’ independence. The Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Fund’s annual report to shareholders.

General. The expense of printing and mailing this Proxy Statement and proxy card will be borne by the Fund. In order to obtain the necessary quorum at the meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

Privacy Notice. The Fund has never disclosed matters concerning the business of its shareholders to brokers, insurance companies, other funds or anyone, except as listed below and does not intend to do so. Exceptions: (i) a Government authority, as required; (ii) the Fund’s transfer agent (our bookkeepers to the extent required to perform their duties); (iii) persons that our shareholders authorize us to give information; and (iv) legal demand such as a subpoena.

Control Persons and Principal Holders of Fund Shares. Listed in the table below are shareholders deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of the Fund. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities. As of the Record Date, the following persons owned beneficially more than 5% of the outstanding voting shares of the Fund:

Shareholder Name and Address	No. of Shares	% of Fund

Donaldson Lufkin Jenrette Securities Corporation Mutual Funds 5th Floor PO Box 2052 Jersey City, NY 07303-2052	674,863.594	12.6396

Solicitation of Proxies. Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Adviser, without compensation, or an outside solicitation firm also may solicit by telephone or personal contact.

Adviser. Accrued Equities, Inc. serves as the Fund’s investment adviser. The Adviser’s principal offices are located at 150 Broadhollow Road, Suite 306, Melville, NY 11747. The Adviser is responsible for the management of the Fund, subject to oversight by the Board.

Administrator and Distributor. PFPC Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 serves as Administrator of the Fund and provides regulatory administration services to the Fund. PFPC Distributors, Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund. Prior to July 1, 2006, Accrued Equities, Inc. served as the principal underwriter of the Fund. Effective July 1, 2006, Accrued Equities, Inc. serves as a sub-underwriter of the Fund.

Shareholder Communications. Shareholders should forward correspondences by U.S. mail or other courier service to the Secretary of the Fund. Correspondences addressed to the Board will be forwarded to each Director, and correspondences addressed to a particular Director will be forwarded to that Director.

Delivery of Proxy Statement. The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to New Alternatives Fund, Inc., 150 Broadhollow Road, Melville, NY 11747 or by calling toll-free 1-800-423-8383. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact the Fund directly.

Proposals of Shareholders. Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by April 1, 2009.

Dated: March 10, 2008	By Order of the Board of Directors
Melville, New York	Maurice L. Schoenwald, Secretary

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.

A SELF-ADDRESSED, POSTAGE-PAID ENVELOP IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION

OF

NEW ALTERNATIVES FUND, INC.

Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

1. The name of the corporation is:

NEW ALTERNATIVES FUND, INC.

2. The Certificate of Incorporation was filed by the Department of State on the 1st day of January, 1978; under the original name:

THE SOLAR FUND, INC.

3. The Certificate of Incorporation is hereby amended to effect the following change:

To amend paragraph (4) which sets forth the par value of the shares of the corporation, which is hereby amended, pursuant to Section 801(b)(10) of the Business Corporation Law, to decrease the par value of the authorized issued and unissued shares from ONE ($1.00) DOLLAR per share to ONE ($0.01) CENT per share.

4.  This reduction in the par value of the Fund's shares was effected by making a re-class entry between the stated paid-in capital account and the additional paid-in capital account. The Fund's net asset value per share was unaffected by this change in stated capital.

5.  The Certificate of Incorporation is hereby amended to effect the following change:

To amend paragraph (4) which sets forth the stock structure of the corporation. The corporation is currently authorized to issue 8,000,000 shares at $0.01 par value. The corporation shall add 32,000,000 new shares at $0.01 par value. Paragraph (4) shall now read as follows:

(4) The aggregate number of shares which the corporation shall have authority to issue is: 40,000,000 shares at $0.01 par value.

6.  The amendment to the Certificate of Incorporation was authorized first by the Board of Directors and then by vote of a majority of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned hereby affirms that the statements made herein are true under the penalties of perjury.

Dated: ___________________

David J. Schoenwald	Maurice L. Schoenwald
President	Secretary

EXHIBIT B

PROPOSED MODIFICATION OF FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The fund may not:

(10) Purchase securities of any other investment company, except as part of a merger, consolidation or other reorganization; except that, the fund may purchase shares of money market mutual funds which invest primarily in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}

NEW ALTERNATIVES FUND, INC.
150 Broadhollow Road
Suite 306
Melville, New York 11747

Proxy for a Special Meeting of Shareholders

April 18, 2008

The undersigned hereby constitutes and appoints Maurice L. Schoenwald and David J. Schoenwald, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of common stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the New Alternatives Fund, Inc. (the “Fund”) to be held at 150 Broadhollow Road, Suite 306, Melville, NY 11747, on the 18th day of April, 2008 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated March 10, 2008.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals:

Proposal No. 1. Election of Directors.

FOR all the nominees listed below.

WITHHOLD AUTHORITY to vote for all of the nominees listed below.

FOR all the nominees, except those whose names are stricken out by striking a line through the nominees’ name in the list below.

Maurice L. Schoenwald — David J. Schoenwald — Sharon Reier —
Preston V. Pumphrey — Murray D. Rosenblith —
Susan Hickey — Jonathan D. Beard

Proposal No. 2. Amendment to the Certificate of Incorporation.

To approve the amendments to the Certificate of Incorporation of the Fund to increase the number of shares of common stock that the Fund is authorized to issue, and to reduce the par value of the Fund’s shares from $1.00 per share to $0.01 per share.

FOR  ________    AGAINST ________     ABSTAIN ________

Proposal No. 3. Change in Fundamental Investment Policy.

To approve the modification of the Fund’s fundamental investment policy concerning investments in other investment companies.

FOR  ________    AGAINST ________     ABSTAIN ________

Proposal No. 4. Other Business.

To transact such other business as may properly come before the Special Meeting.

FOR  ________    AGAINST ________     ABSTAIN ________

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” EACH PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE “FOR” PROPOSALS NO. 1, NO. 2 AND NO. 3, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

____________      _______________________          _______________
SIGNATURE      SIGNATURE (JOINT OWNER)   DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

NOTE: It has been a custom for many shareholders to include a note with the return of the Proxy Card commenting on our investments or any other matter relevant to the Fund. We read all such notes with great interest and discuss them at the Meeting.

WRITE YOUR NOTES HERE: